                                                                    EXHIBIT 10.7

                           DEBENTUREHOLDERS AGREEMENT

         THIS DEBENTUREHOLDERS AGREEMENT (this "Debentureholders Agreement") is entered into as of December 20, 2002 by and among HALSEY DRUG CO., INC., a corporation organized and existing under the laws of the State of New York ("Halsey" or the "Company"), and each of the holders of the Company's 5% Convertible Senior Secured Debentures due March 31, 2006 listed on the signature page hereto.

         WHEREAS, Halsey is a party to a certain Debenture and Warrant Purchase Agreement dated as of March 10, 1998, as amended (the "1998 Purchase Agreement"), with the persons listed on the signature pages thereto and pursuant to which the Company issued certain 5% Convertible Senior Secured Debentures due March 31, 2006 (the "1998 Debentures"); and

         WHEREAS, Halsey entered into a certain Debenture and Warrant Purchase Agreement dated as of May 26, 1999, as amended (the "1999 Purchase Agreement"), with the persons listed on the signature pages thereto and pursuant to which the Company issued certain 5% Convertible Senior Secured Debentures due March 31, 2006 (the "1999 Debentures" and together with the 1998 Debentures, the "Existing Debentures"); and

         WHEREAS, the Company has concurrently herewith entered into a certain Debenture Purchase Agreement dated as of December __, 2002 (the "2002 Purchase Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the 2002 Purchase Agreement) with Care Capital, LLC, Essex Woodlands Health Ventures Fund V and those other persons listed on the signature pages thereto and pursuant to which the Company proposes to issue certain 5% Convertible Senior Secured Debentures due March 31, 2006 (the "2002 Debentures" and together with the Existing Debentures, the "Debentures"); and

         WHEREAS, it is a condition to the completion of the transactions contemplated pursuant to the 2002 Purchase Agreement that the Company shall have executed this Debentureholders Agreement providing that the approval of the holders of the Debentures shall be required as a condition to the Company's completion of certain material transactions; and

         WHEREAS, the Company and the holders of the Debentures desire to enter into this Agreement to provide for the approval rights of the holders of the Debentures as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1.       DEBENTUREHOLDER APPROVAL FOR MATERIAL TRANSACTIONS.

                  (a) Consent of Holders of 2002 Debentures. The Company hereby covenants and agrees, that so long as any of the 2002 Debentures remain outstanding, it will not, directly or indirectly, without the prior written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) in the aggregate principal amount of the 2002 Debentures then outstanding, take, or permit to be taken, any of the following actions or complete, or permit to be taken, any of the following transactions:

                      (i) Any modification of the rights of the holders of the 2002 Debentures;

                      (ii) Any issuance of securities, or the incurrence of indebtedness, by the Company or any Guarantor which rank senior or equal in right of payment to the 2002 Debentures;

                      (iii) Any declaration or payment of any dividends or distributions on, or redemptions of, any securities ranking junior in priority to the 2002 Debentures, other than dividends or distributions payable in the Company's capital stock or cash interest paid to individual investors in the Existing Debentures;

                      (iv) (A) A merger, reorganization, consolidation or other business combination involving the Company or any Guarantor, (B) a sale, transfer, lease, license or other disposition of all or substantially all of the assets of the Company or any Guarantor or (C) any other similar extraordinary transaction involving the Company or any Guarantor, in any single transaction or a series of related transactions (the "Extraordinary Transactions"), other than any such transaction where the cash, marketable securities and other liquid consideration received by the holders of the voting stock of the Company in such transaction is at least equal to four (4) times the then applicable conversion price of the 2002 Debentures;

                      (v) The liquidation, dissolution, commencement of any bankruptcy or other proceeding of the type referred to in
                  Section 12.1(j) of the 2002 Purchase Agreement, recapitalization or reorganization of the Company (in each case whether or not they constitute transactions of the type referred to in Section 1(a)(vi) below); and

                      (vi) Without limiting the generality of Section 1(a)(iv) above, the consummation of a strategic alliance, Extraordinary Transaction, licensing arrangement or other corporate partnering arrangement involving the issuance by the Company or any Guarantor of in excess of ten million dollars ($10,000,000) in equity securities of the Company or any Guarantor.

                  (b) Consent of Holders of Debentures. Without limiting in any way the approval rights granted to the holders of the 2002 Debentures in
Section 1(a) above, the Company hereby covenants and agrees, that so long as any of the Debentures remain outstanding, it will not, directly or indirectly, without the prior written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) in the aggregate principal amount of the Debentures then outstanding, take, or permit to be taken, any of the following actions or complete, or permit to be completed, any of the following transactions:

                      (i) Any amendment to the Company's Certificate of Incorporation;

                      (ii) Any declaration or payment of any dividends or distributions on, or redemptions of, the Company's capital stock, other than dividends or distributions payable in the Company's capital stock or cash interest paid to individual investors in the 2002 Debentures, the 1999 Debentures and the 1998 Debentures;

                      (iii)    An Extraordinary Transaction; provided,
                  however, that (I) for purposes of calculating the consent of at least sixty-six and two-thirds percent (66 2/3%) in the aggregate principal amount of the Debentures where the cash, marketable securities and other liquid consideration received by the holders of the voting stock of the Company in such Extraordinary Transaction is at least equal to four (4) times the then applicable conversion price of (a) the 2002 Debentures, the 2002 Debentures shall be excluded, (b) the 1999 Debentures, the 1999 Debentures shall be excluded, and
                  (c) the 1998 Debentures, the 1998 Debentures shall be excluded; and (II) no prior approval or consent of the holders of the Debentures shall be required for any Extraordinary Transaction where the cash, marketable securities and other liquid consideration received by the holders of the voting stock of the Company in such Extraordinary Transaction is at least equal to four (4) times the then highest applicable conversion price of the Debentures;

                      (iv) The liquidation, dissolution, commencement of any bankruptcy or other proceeding of the type referred to in
                  Section 12.1(j) of the 2002 Purchase Agreement, recapitalization or reorganization of the Company (in each case whether or not they constitute transactions of the type referred to in Section 1(b)(vii) below);

                      (v) Except as otherwise waived, any issuance of the Company's securities which rank senior or equal in right of payment to the Existing Debentures;

                      (vi) Any increase in the number of members comprising the Company's Board of Directors above eleven (11); and

                      (vii) Without limiting the generality of Section 1(b)(iii) above, the consummation of a strategic alliance, Extraordinary Transaction, licensing arrangement or other corporate partnering arrangement involving the issuance by the Company of in excess of ten million dollars ($10,000,000) in equity securities of the Company or any Guarantor.

                  2. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Debentureholders Agreement shall be effective against the Company or the holders of the Debentures unless such modification, amendment or waiver is approved in writing by the Company and the holders of not less than fifty-one percent (51%) of the aggregate principal amount of the Debentures then outstanding; provided that notwithstanding the foregoing, (a) the prior written consent of each holder of the 2002 Debentures will be required to amend any payment terms of the 2002 Debentures, (b) the prior written consent of the holders of at least sixty-six and two-thirds percent
(66 2/3%) in the aggregate principal amount of the 2002 Debentures will be required to modify, amend or waive any provision of Sections 1(a), 2(a), 2(b) and 3 of this Debentureholders Agreement and (c) the prior written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) in the aggregate principal amount of the Debentures then outstanding will be required to modify, amend or waive any provision of Section 1(b) of this Debentureholders Agreement. The failure of any party to enforce any of the provisions of this Debentureholders Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Debentureholders Agreement in accordance with its terms.

                  3. TERMINATION. This Debentureholders Agreement shall terminate on the earliest to occur of (a) mutual written agreement of the parties hereto and (b) the conversion of Debentures into the Company's Common Stock, or repayment of the Debentures with accrued and unpaid interest, or combination of the foregoing, such that the aggregate outstanding principal amount of the Debentures then outstanding is less than five million dollars ($5,000,000).

                  4. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debentureholders Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Debentureholders Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  5. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document, the 2002 Purchase Agreement, the 1998 Purchase Agreement, as amended pursuant to the Amendment to Debenture and Warrant Purchase Agreement dated of even date, and the 1999 Purchase Agreement, as amended pursuant to the Amendment to Debenture and Warrant Purchase Agreement dated of even date embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  6. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Debentureholders Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, and the holders of the Debentures and any subsequent holders of the Debentures and the respective successors and assigns of each of them, so long as they hold the Debentures.

                  7. COUNTERPARTS. This Debentureholders Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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
                  8. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Debentureholders Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient accompanied by a certified or registered mailing. Such notices, demands or other communications will be sent to the address indicated below:

                  To the Company:

                           Halsey Drug Co., Inc.
                           695 N. Perryville Road
                           Rockford, Illinois 61107
                           Attn: President
                           Fax: 815-399-9710

                  If to the holders of the Debentures:

                           To the address provided
                           on the signature pages to
                           the 1998 Purchase Agreement,
                           1999 Purchase Agreement and
                           2002 Purchase Agreement

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any such notice, demand or communication shall be deemed to have been given (a) on the date of delivery, if delivered personally, (a) on the date of facsimile transmission, receipt confirmed, (c) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (d) five business days after the date of mailing, if mailed.

                  9. GOVERNING LAW. This Debentureholders Agreement shall be governed by, and construed in accordance with, the laws of the State of New York wherein the terms of this Debentureholder Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

                  10. JURISDICTION. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising our of or relating to this Debentureholders Agreement to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the right that any party may otherwise have to bring any action or proceeding relating to this Debentureholders Agreement in the courts of any other jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Debentureholders Agreement to which it is a party in any such New York State or United States Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEBENTUREHOLDERS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, the parties hereto have executed this Debentureholders Agreement as of the date first above written.

                                               Halsey Drug Co., Inc.

                                               By:___________________________

                                               Name:_________________________

                                               Title:________________________

                              2002 DEBENTUREHOLDERS

GALEN PARTNERS III, L.P.                             GALEN PARTNERS INTERNATIONAL, III, L.P.
By: Claudius, L.L.C., General Partner                By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Fl.                            610 Fifth Avenue, 5th Floor
New York, New York 10019                             New York, New York 10020

______________________________________               ___________________________________
By:  Srini Conjeevaram                               By:  Srini Conjeevaram
Its: General Partner                                 Its: General Partner

GALEN EMPLOYEE FUND III, L.P.                        ESSEX WOODLANDS HEALTH
By: Wesson Enterprises, Inc.                         VENTURES V, L.P.
610 Fifth Avenue, 5th Floor                          By: Essex Woodlands Health Ventures V, L.L.C.,
New York, New York 10020                                 its General Partner
                                                     190 South LaSalle Street, Suite 2800
                                                     Chicago, IL 60603

______________________________________               ___________________________________
By:  Bruce F. Wesson                                 By:  Immanuel Thangaraj
Its: General Partner                                 Its: Managing Director

CARE CAPITAL INVESTMENTS II, LP                      BERNARD SELZ
By: Care Capital II, LLC, General Partner            c/o Furman Selz
47 Hulfish Street, Suite 310                         230 Park Avenue
Princeton, NJ 08542                                  New York, New York 10069

______________________________________               ___________________________________
By:  David R. Ramsay
Its: Authorized Signatory

MICHAEL WEISBROT                                     SUSAN WEISBROT
1136 Rock Creek Road                                 1136 Rock Creek Road
Gladwyne, Pennsylvania 19035                         Gladwyne, Pennsylvania 19035

______________________________________               ___________________________________

GREG WOOD                                            ROGER GRIGGS
c/o D.R. International                               c/o Tom Jennings
7474 No. Figueroa Street                             7300 Turfway Road
Los Angeles, California 90041                        Suite 300
                                                     Florence, KY 41042
______________________________________               ___________________________________

GEORGE E. BOUDREAU
222 Elbow Lane
Haverford, PA 19041

______________________________________

                            EXISTING DEBENTUREHOLDERS

ORACLE STRATEGIC PARTNERS, L.P.                      GALEN PARTNERS III, L.P.
By: Oracle Strategic Capital L.L.C.,                 By: Claudius, L.L.C., General Partner
General Partner                                      610 Fifth Avenue, 5th Fl.
200 Greenwich Avenue                                 New York, New York 10019
3rd Floor
Greenwich, CT 06830

______________________________________               ___________________________________
By:  Joel Liffmann                                   By:  Srini Conjeevaram
Its: Authorized Agent                                Its: General Partner

GALEN EMPLOYEE FUND III, L.P.                        GALEN PARTNERS INTERNATIONAL, III, L.P.
By: Wesson Enterprises, Inc.                         By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Floor                          610 Fifth Avenue, 5th Floor
New York, New York 10020                             New York, New York 10020

______________________________________               ___________________________________
By:  Bruce F. Wesson                                 By:  Srini Conjeevaram
Its: General Partner                                 Its: General Partner

ALAN SMITH                                           PATRICK COYNE
21 Bedlow Avenue                                     800 Merion Square Road
Newport, Rhode Island 02840                          Gladwyne, PA 19035

______________________________________               ___________________________________

MICHAEL WEISBROT                                     SUSAN WEISBROT
1136 Rock Creek Road                                 1136 Rock Creek Road
Gladwyne, Pennsylvania 19035                         Gladwyne, Pennsylvania 19035

______________________________________               ___________________________________

GREG WOOD                                            DENNIS ADAMS
c/o D.R. International                               120 Kynlyn Road
7474 No. Figueroa Street                             Radnor, Pennsylvania 19312
Los Angeles, California 90041

______________________________________               ___________________________________

BERNARD SELZ                                         ROBERT W. BAIRD & CO., INC., TTEE
c/o Furman Selz                                      FBO Michael K. Reicher IRA
230 Park Avenue                                      c/o Halsey Drug Co., Inc.
New York, New York 10069                             695 North Perryville Rd.
                                                     Crimson Building #2
                                                     Rockford, Ill. 61107

______________________________________               ___________________________________
                                                     By:  Michael K. Reicher
                                                     Its: Trustee

MICHAEL REICHER                                      PETER CLEMENS
c/o Halsey Drug Co., Inc.                            c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                             695 North Perryville Rd.
Crimson Building #2                                  Crimson Building #2
Rockford, Ill. 61107                                 Rockford, Ill. 61107

______________________________________               ___________________________________

CONNIE REICHER TRUST                                 STEPHANIE HEITMEYER
c/o Halsey Drug Co., Inc.                            17759 Road, Route 66
695 North Perryville Rd.                             Ft. Jennings, Ohio 45844
Crimson Building #2
Rockford, Ill. 61107

______________________________________               ___________________________________
By:  Connie Reicher
Its: Trustee

VARSHA H. SHAH                                       HEMANT K. SHAH
29 Christy Drive                                     29 Christy Drive
Warren, New Jersey 07059                             Warren, New Jersey 07059

______________________________________               ___________________________________

VARSHA H. SHAH AS CUSTODIAN                          VARSHA H. SHAH AS CUSTODIAN
FOR SACHIN H. SHAH                                   FOR SUMEET H. SHAH
29 Christy Drive                                     29 Christy Drive
Warren, New Jersey 07059                             Warren, New Jersey 07059

______________________________________               ___________________________________
By:  Varshah H. Shah                                 By:  Varshah H. Shah
Its: Custodian                                       Its: Custodian

MICHAEL RAINISCH                                     ILENE RAINISCH
c/o Alvin Rainisch                                   c/o Alvin Rainisch
31 Congressional Road                                31 Congressional Road
Jackson, New Jersey 08527                            Jackson, New Jersey 08527

______________________________________               ___________________________________

KENNETH GIMBEL, IRA ACCOUNT                          KENNETH GIMBEL
FBO KENNETH GIMBEL                                   2455 Montgomery Avenue
2455 Montgomery Avenue                               Highland Park, Ill. 60035
Highland Park, Ill. 60035

______________________________________               ___________________________________
By:___________________________________
Its: Trustee

JESSICA K. CLEMENS                                   JAKE P. CLEMENS
c/o Halsey Drug Co., Inc.                            c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                             695 North Perryville Rd.
Crimson Building #2                                  Crimson Building #2
Rockford, Ill. 61107                                 Rockford, Ill. 61107

______________________________________               ___________________________________

BROOKE EMILY REICHER                                 ALEC JOHN REICHER
c/o Halsey Drug Co., Inc.                            c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                             695 North Perryville Rd.
Crimson Building #2                                  Crimson Building #2
Rockford, Ill. 61107                                 Rockford, Ill. 61107

______________________________________               ___________________________________

COURTNEY PAIGE REICHER                               DEANA REICHER
c/o Halsey Drug Co., Inc.                            c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                             695 North Perryville Rd.
Crimson Building #2                                  Crimson Building #2
Rockford, Ill. 61107                                 Rockford, Ill. 61107

______________________________________               ___________________________________

MICHAEL K. REICHER II                                TODD ALLEN REICHER
c/o Halsey Drug Co., Inc.                            c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                             695 North Perryville Rd.
Crimson Building #2                                  Crimson Building #2
Rockford, Ill. 61107                                 Rockford, Ill. 61107

______________________________________               ___________________________________

ROBERT W. BAIRD & CO., INC., TTEE                    ROBERT W. BAIRD & CO., INC., TTEE
FBO Michael Reicher IRA                              FBO Connie Reicher IRA
c/o Halsey Drug Co., Inc.                            c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                             695 North Perryville Rd.
Crimson Building #2                                  Crimson Building #2
Rockford, Illinois 61107                             Rockford, Illinois 61107

______________________________________               ___________________________________
By:  Robert W. Baird                                 By:  Robert W. Baird
Its: Trustee                                         Its: Trustee

MICHAEL REICHER TRUST
c/o Halsey Drug Co., Inc.
695 North Perryville Rd.
Crimson Building #2
Rockford, Illinois 61107

______________________________________
By:  Michael K. Reicher
Its: Trustee

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